UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 12, 2023 (April 10, 2023)

TEGO CYBER INC.
(Exact name of registrant as specified in its charter)

Nevada	000-56370	84-2678167
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification ID No.)

8565 South Eastern Avenue, Suite 150

Las Vegas, Nevada 89123

(Address of principal executive offices)(Zip Code)

(855) 939-0100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below).

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01	Change in Company's Certifying Accountant

On April 10, 2023, Tego Cyber Inc., a Nevada corporation (the "Company") was notified that its independent registered public accounting firm BF Borgers CPA PC (“Borgers”), is resigning its engagement as the Company’s independent registered public accountant effective immediately. Borgers served as the Company’s independent registered public accounting firm since August 24, 2022. Borgers’ resignation as the Company’s independent registered public accounting firm was accepted by the Board of Directors of the Company on April 10, 2023.

The Company has not yet appointed a replacement independent registered public accounting firm.

Borgers' report on the financial statements of the Company for the year ended June 30, 2022 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, with the exception of the emphasis of a matter raising substantial doubt about its ability to continue as a going concern.

During the year ended June 30, 2022 and subsequent interim periods from July 1, 2022 to April 10, 2023, there were (i) no disagreements on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference to the subject matter of the disagreements in connection with its reports on the Company's financial statements for such periods, and (ii) no “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation S-K , other than as noted above regarding the Company’s ability to continue as a going concern and except for the material weaknesses identified related to (i) lack of an audit committee and financial expert, and (ii) limited personnel to assist with the accounting and financial reporting function resulting in (a) a lack of segregation of duties and (b) controls that may not be adequately designed or operating effectively.

The Company has provided a copy of the foregoing disclosures to Borgers prior to the date of the filing of this report and requested that Borgers furnish it with a letter addressed to the Securities & Exchange Commission stating whether or not it agrees with the statements in this Report. A copy of the letter furnished in response to that request is filed as Exhibit 16.1 to this Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
16.1	Letter from Borgers dated April 12, 2023, to the Securities and Exchange Commission regarding statements included in this Form 8-K.
104	Cover Page Interactive Data File (formatted as Inline XBRL).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEGO CYBER INC.

Date: April 12, 2023	By:	/s/Shannon Wilkinson
Shannon Wilkinson Chief Executive Officer

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